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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              JULY 24, 1996


                           GIGA-TRONICS, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                     0-12719                  94-2656341
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)            Identification No.)


  4650 NORRIS CANYON ROAD, SAN RAMON, CALIFORNIA                    94583
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code            (510) 328-4650


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. Acquisition or Disposition of Assets

         On July 24, 1996 Giga-tronics, Incorporated, a California corporation, (the "Registrant") issued a press release, a copy of which is attached as
Exhibit 99.1. The press release announced that the Company had completed its merger with ASCOR, Inc., ("ASCOR"), a California corporation. Shareholders of Giga-tronics approved the Merger at a Special Meeting on July 23, 1996 and shareholders of ASCOR had previously approved the Merger by written consent.

         The additional information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus, dated July 1, 1996, which is incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

                  Historical financial information as of and for the periods ended March 31, 1996 and March 31, 1995 of ASCOR was previously reported in the Registrant's Joint Proxy Statement/Prospectus, dated July 1, 1996, at pages B-1 through B-13 and is incorporated by reference herein.

         (b) Pro Forma Financial Information

                  Pro Forma financial information as of and for the period ended March 30, 1996 was previously reported in the Registrant's Joint Proxy Statement/Prospectus, dated July 1, 1996, at pages 56 through 60 and is incorporated by reference herein.

         (c) Exhibits

             Exhibit No.          Exhibit

                99.1              Press Release of Registrant, dated July 24,
                                  1996



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 1996

                                         GIGA-TRONICS, INCORPORATED



                                         By:        /s/ Greg Overholtzer
                                             -----------------------------------
                                         Name:      Greg Overholtzer
                                         Title:     Vice President, Finance and
                                                    Chief Financial Officer